Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2025 Financial Results
Awarded industry-first design win from a top-four hyperscaler

SANTA CLARA, Calif. — December 3, 2024 — Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world’s most advanced data storage technologies and services, announced financial results for its third quarter fiscal year 2025 ended November 3, 2024.

“Pure Storage has achieved another industry first in our journey of data storage innovation with a transformational design win for our DirectFlash technology in a top-four hyperscaler,” said Pure Storage Chairman and CEO Charles Giancarlo. “This win is the vanguard for Pure Flash technology to become the standard for all hyperscaler online storage, providing unparalleled performance and scalability while also reducing operating costs and power consumption.”

Third Quarter Financial Highlights

•Revenue $831.1 million, an increase of 9% year-over-year
•Subscription services revenue $376.4 million, up 22% year-over-year
•Subscription annual recurring revenue (ARR) $1.6 billion, up 22% year-over-year
•Remaining performance obligations (RPO) $2.4 billion, up 16% year-over-year
•GAAP gross margin 70.1%; non-GAAP gross margin 71.9%
•GAAP operating income $59.7 million; non-GAAP operating income $167.3 million
•GAAP operating margin 7.2%; non-GAAP operating margin 20.1%
•Q3 operating cash flow $97.0 million; free cash flow $35.2 million
•Total cash, cash equivalents, and marketable securities $1.6 billion
•Returned approximately $182 million in the third quarter to stockholders through share repurchases of 3.6 million shares

“Our third quarter results exceeded our expectations on revenue and operating income, demonstrating the sustaining strength of our business models,” said Kevan Krysler, Pure Storage CFO. “We remain focused on driving both near-term results and long-term value creation through disciplined investments and innovation that position Pure as the leader in transforming the data storage landscape.”

Third Quarter Company Highlights

•Leading the Hyperscale Opportunity: With its industry-first design win with a top-four hyperscaler, Pure Storage is extending its DirectFlash® technology into massive scale environments today dominated by hard disks. The unmatched capabilities of Pure's DirectFlash® technology deliver new levels of innovation, performance, and scalability to an industry with demanding requirements, enabling hyperscalers to fully modernize their infrastructure, significantly improve operational efficiency, and dramatically free up scarce electrical power.

Pure Storage also deepened its collaboration with Kioxia, a global leader of NAND Flash technology, to develop cutting-edge technology and manufacturing capacity to address the growing need for high-performance, scalable storage infrastructure for tomorrow's hyperscale environments.

•Advancing Enterprise AI: Pure Storage expanded its ability to serve the world’s largest AI training environments with recent certification of FlashBlade//S500 with NVIDIA DGX SuperPOD, which optimizes performance, power, and space efficiency. Pure also entered into a strategic partnership with CoreWeave to better serve AI customers by making Pure Storage available as a standard option within the CoreWeave dedicated cloud environment. With its introduction of the new Pure Storage GenAI Pod, Pure Storage is providing a set of full-stack solutions which reduce the time, cost, and expertise required to deploy generative AI projects.

•Delivering Platform Innovation: With the Pure Storage platform, Pure is driving the biggest shift in enterprise storage since Flash. Pure Storage will be delivering v2.0 of Pure Fusion™ in its fourth quarter, which will enable customers to create their own enterprise data cloud, opening their data storage environment like the hyperscalers operate theirs. During the quarter Pure Storage unveiled solutions enabling seamless VMware migrations to Microsoft Azure, delivering enterprise-scale flexibility. And the new Pure Storage FlashArray™ with AWS Outposts brings together Amazon Web Services and Pure’s enterprise-grade storage on AWS Outposts, giving customers the flexibility to run cloud services on an enterprise-grade storage platform within their own data centers.

Industry Recognition and Accolades

•Leader for Fifth Consecutive Year in the 2024 Gartner® Magic Quadrant™ for Primary Storage Platforms
•Leader for Fourth Consecutive Year in the 2024 Gartner® Magic Quadrant™ for File and Object Storage Platforms
•Forbes Most Trusted Companies in America 2025 (Ranked #144)
•Fortune Best Places to Work in Technology 2024 (Ranked #14)

Fourth Quarter and FY25 Guidance

Q4FY25
Revenue	$867M
Revenue YoY Growth Rate	9.7%
Non-GAAP Operating Income	$135M
Non-GAAP Operating Margin	15.6%

FY25
Revenue	$3.15B
Revenue YoY Growth Rate	11.5%
Non-GAAP Operating Income	$540M
Non-GAAP Operating Margin	17%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2025 results at 2:00 pm PT today, December 3, 2024. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

Wells Fargo 8th Annual TMT Summit
Date: Wednesday, December 4, 2024
Time: 1:30 p.m. PT / 4:30 p.m. ET
Chief Technology Officer Rob Lee

27th Annual Needham Growth Conference
Date: Thursday, January 16, 2025
Time: 9:45 a.m. PT / 12:45 p.m. ET
Founder & Chief Visionary Officer John "Coz" Colgrove
Chief Financial Officer Kevan Krysler

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.
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About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry’s most advanced data storage platform to store, manage, and protect the world’s data at any scale. With Pure Storage, organizations have ultimate simplicity and flexibility, saving time, money, and energy. From AI to archive, Pure Storage delivers a cloud experience with one unified Storage as-a-Service platform across on premises, cloud, and hosted environments. Our platform is built on our Evergreen architecture that evolves with your business – always getting newer and better with zero planned downtime, guaranteed. Our customers are actively increasing their capacity and processing power while significantly reducing their carbon and energy footprint. It’s easy to fall in love with Pure Storage, as evidenced by the highest Net Promoter Score in the industry. For more information, visit www.purestorage.com.

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Storage Trademark List are trademarks or registered trademarks of Pure Storage Inc. in the U.S. and/or other countries. The Trademark List can be found at purestorage.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our opportunity with hyperscale and AI environments, our ability to meet hyperscalers' performance and price requirements, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers, the timing and amount of revenue from hyperscaler licensing and support services, future period financial and business results, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically customer priorities around sustainability, the environmental and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the impact of inflation, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, new customer acquisition, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 4, 2024. All information provided in this release and in the attachments is as of December 3, 2024, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, and amortization of intangible assets acquired from acquisitions that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Penny Bruce -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Third Quarter of Fiscal 2025	Fiscal 2024

Assets
Current assets:
Cash and cash equivalents	$894,569	$702,536
Marketable securities	753,960	828,557
Accounts receivable, net of allowance of $956 and $1,060	578,224	662,179
Inventory	41,571	42,663
Deferred commissions, current	86,839	88,712
Prepaid expenses and other current assets	204,485	173,407
Total current assets	2,559,648	2,498,054
Property and equipment, net	431,353	352,604
Operating lease right-of-use-assets	157,574	129,942
Deferred commissions, non-current	210,671	215,620
Intangible assets, net	23,039	33,012
Goodwill	361,427	361,427
Restricted cash	11,249	9,595
Other assets, non-current	99,504	55,506
Total assets	$3,854,465	$3,655,760

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$102,021	$82,757
Accrued compensation and benefits	155,652	250,257
Accrued expenses and other liabilities	141,846	135,755
Operating lease liabilities, current	47,941	44,668
Deferred revenue, current	897,174	852,247
Debt, current	100,000	—
Total current liabilities	1,444,634	1,365,684
Long-term debt	—	100,000
Operating lease liabilities, non-current	146,390	123,201
Deferred revenue, non-current	784,282	742,275
Other liabilities, non-current	68,573	54,506
Total liabilities	2,443,879	2,385,666
Stockholders’ equity:
Common stock and additional paid-in capital	2,821,010	2,749,627
Accumulated other comprehensive income (loss)	1,023	(3,782)
Accumulated deficit	(1,411,447)	(1,475,751)
Total stockholders' equity	1,410,586	1,270,094
Total liabilities and stockholders' equity	$3,854,465	$3,655,760

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2025	2024	2025	2024

Revenue:
Product	$454,735	$453,277	$1,204,714	$1,161,978
Subscription services	376,337	309,561	1,083,608	878,838
Total revenue	831,072	762,838	2,288,322	2,040,816
Cost of revenue:
Product (1)	154,970	126,770	385,446	343,588
Subscription services (1)	93,180	83,321	284,168	244,541
Total cost of revenue	248,150	210,091	669,614	588,129
Gross profit	582,922	552,747	1,618,708	1,452,687
Operating expenses:
Research and development (1)	200,086	182,100	589,396	549,923
Sales and marketing (1)	255,830	231,707	757,069	696,885
General and administrative (1)	67,319	64,729	213,551	192,944
Restructuring and impairment (2)	—	—	15,901	16,766
Total operating expenses	523,235	478,536	1,575,917	1,456,518
Income (loss) from operations	59,687	74,211	42,791	(3,831)
Other income (expense), net	17,156	5,184	50,684	23,619
Income before provision for income taxes	76,843	79,395	93,475	19,788
Income tax provision	13,204	9,006	29,171	23,915
Net income (loss)	$63,639	$70,389	$64,304	$(4,127)

Net income (loss) per share attributable to common stockholders, basic	$0.19	$0.22	$0.20	$(0.01)
Net income (loss) per share attributable to common stockholders, diluted	$0.19	$0.21	$0.19	$(0.01)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	327,675	314,153	325,530	309,842
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	340,564	330,255	341,490	309,842

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$3,216	$1,443	$9,443	$7,056
Cost of revenue -- subscription services	7,800	6,849	24,632	19,347
Research and development	49,227	43,908	150,390	126,225
Sales and marketing	24,393	19,209	72,330	55,883
General and administrative	16,436	16,557	62,161	46,732
Total stock-based compensation expense	$101,072	$87,966	$318,956	$255,243
(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2025	2024	2025	2024

Cash flows from operating activities
Net income (loss)	$63,639	$70,389	$64,304	$(4,127)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	29,272	31,647	99,099	91,560
Stock-based compensation expense	101,072	87,966	318,956	255,243
Noncash portion of lease impairment and abandonment	—	—	3,270	16,766
Other	2,381	(2,815)	5,107	(5,844)
Changes in operating assets and liabilities:
Accounts receivable, net	(161,723)	(111,190)	83,998	(23,959)
Inventory	5,071	818	(1,590)	5,278
Deferred commissions	669	(9,501)	6,822	(19,061)
Prepaid expenses and other assets	(40,008)	20,044	(67,014)	19,686
Operating lease right-of-use assets	9,383	7,634	25,911	27,269
Accounts payable	33,755	7,533	20,597	33,844
Accrued compensation and other liabilities	7,781	4,767	(70,951)	(52,757)
Operating lease liabilities	(12,096)	(8,324)	(30,353)	(21,457)
Deferred revenue	57,797	59,464	86,934	110,856
Net cash provided by operating activities	96,993	158,432	545,090	433,297
Cash flows from investing activities
Purchases of property and equipment (1)	(61,788)	(45,062)	(170,641)	(151,591)
Purchases of marketable securities and other	(43,632)	(105,108)	(314,083)	(351,725)
Sales of marketable securities	12,817	3,747	61,241	52,495
Maturities of marketable securities	131,994	109,196	329,978	495,899
Net cash provided by (used in) investing activities	39,391	(37,227)	(93,505)	45,078
Cash flows from financing activities
Proceeds from exercise of stock options	3,426	3,056	21,194	32,904
Proceeds from issuance of common stock under employee stock purchase plan	26,408	23,870	51,736	45,089
Proceeds from borrowings	—	6,890	—	106,890
Principal payments on borrowings and finance lease obligations	(1,786)	(7,515)	(5,721)	(584,582)
Tax withholding on vesting of equity awards	(54,905)	(4,755)	(141,591)	(16,582)
Repurchases of common stock	(181,999)	(22,460)	(181,999)	(114,341)
Net cash used in financing activities	(208,856)	(914)	(256,381)	(530,622)
Net increase (decrease) in cash, cash equivalents and restricted cash	(72,472)	120,291	195,204	(52,247)
Cash, cash equivalents and restricted cash, beginning of period	979,807	418,860	712,131	591,398
Cash, cash equivalents and restricted cash, end of period	$907,335	$539,151	$907,335	$539,151
(1) Includes capitalized internal-use software costs of $6.0 million and $5.1 million for the third quarter of fiscal 2025 and 2024 and $15.8 million and $15.7 million for the first three quarters of fiscal 2025 and 2024.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Third Quarter of Fiscal 2025						Third Quarter of Fiscal 2024
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$3,216	(c)					$1,443	(c)
			103	(d)					75	(d)
			3,306	(e)					3,306	(e)
Gross profit --product	$299,765	65.9%	$6,625		$306,390	67.4%	$326,507	72.0%	$4,824		$331,331	73.1%

			$7,800	(c)					$6,849	(c)
			368	(d)					329	(d)
Gross profit -- subscription services	$283,157	75.2%	$8,168		$291,325	77.4%	$226,240	73.1%	$7,178		$233,418	75.4%

			$11,016	(c)					$8,292	(c)
			471	(d)					404	(d)
			3,306	(e)					3,306	(e)
Total gross profit	$582,922	70.1%	$14,793		$597,715	71.9%	$552,747	72.5%	$12,002		$564,749	74.0%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Third Quarter of Fiscal 2025						Third Quarter of Fiscal 2024
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$101,072	(c)					$87,966	(c)
			—						580	(d)
			2,991	(e)					2,604	(e)
			3,536	(f)					3,718	(f)
Operating income	$59,687	7.2%	$107,599		$167,286	20.1%	$74,211	9.7%	$94,868		$169,079	22.2%

			$101,072	(c)					$87,966	(c)
			—						580	(d)
			2,991	(e)					2,604	(e)
			3,536	(f)					3,718	(f)
			154	(g)					153	(g)
Net income	$63,639		$107,753		$171,392		$70,389		$95,021		$165,410

Net income per share -- diluted	$0.19				$0.50		$0.21				$0.50
Weighted-average shares used in per share calculation -- diluted	340,564		—		340,564		330,255		—		330,255

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate amortization expense of debt issuance costs related to our debt.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Third Quarter of Fiscal
	2025	2024
Net cash provided by operating activities	$96,993	$158,432
Less: purchases of property and equipment (1)	(61,788)	(45,062)
Free cash flow (non-GAAP)	$35,205	$113,370

(1) Includes capitalized internal-use software costs of $6.0 million and $5.1 million for the third quarter of fiscal 2025 and 2024.